SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2008

GRILL CONCEPTS, INC.
(Exact name of registrant as specified in Charter)

Delaware	0-23226	13-3319172
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

6300 Canoga Avenue, Suite 1700 Woodland Hills, California 91367
(Address of Principal Executive Offices)(Zip Code)

818-251-7000
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 20, 2008, Grill Concepts, Inc. (the "Company") issued a press release providing responses to various questions received from shareholders in connection with the Company's previously announced plan to carry out a reverse stock split followed by a forward stock split, the purpose of which is to reduce the number of record stockholders to less than 300 and terminate the Company's reporting obligations under federal securities laws.

The foregoing description is qualified in its entirety by the actual text of the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

    Exhibits

99.1 Press release of the Company dated December 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GRILL CONCEPTS, INC.

Dated: December 20, 2008

By: \s\Wayne Lipschitz

Wayne Lipschitz

Chief Financial Officer